SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 14, 2002

AdvancePCS
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21447 (Commission File Number)	75-2493381 (IRS Employer Identification No.)

750 West John Carpenter Freeway, Suite 1200, Irving, Texas (Address of Principal Executive Offices)	75039 (Zip Code)

Registrant’s telephone number, including area code: (469) 524-4700

ITEM 5. Other Events.
ITEM 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBTS
EX-99.1 Press Release dated August 13, 2002
EX-99.2 Sworn Statement of Chief Executive Officer
EX-99.3 Sworn Statement of Chief Financial Officer

ITEM 5. Other Events.

     On August 13, 2002, AdvancePCS (the "Company") issued a press release announcing a company presentation by its Chief Executive Officer to be delivered at 12:15 p.m. EDT on August 14, 2002. The presentation will be broadcast live via the Internet and can be accessed on the investor relations section of the AdvancePCS Web site (www.advancepcs.com). In addition, the associated slide presentation will be available for download at the AdvancePCS Web site by 10:00 a.m. EDT on August 14. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9. Regulation FD Disclosure.

     On August 14, 2002, each of David D. Halbert, Chief Executive Officer of the Company (the Company’s principal executive officer), and Yon Y. Jorden, Chief Financial Officer of the Company (the Company’s principal financial officer), submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. Copies of these statements are attached hereto as Exhibits 99.2 and 99.3, respectively.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCEPCS

Date:	August 14, 2002	By: /s/ David D. Halbert Name: David D. Halbert Title: Chairman of the Board and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release dated August 13, 2002.

99.2	Sworn Statement of David D. Halbert, Chief Executive Officer of AdvancePCS, pursuant to Securities and Exchange Commission Order No. 4-460

99.3	Sworn Statement of Yon Y. Jorden, Chief Financial Officer of AdvancePCS, pursuant to Securities and Exchange Commission Order No. 4-460.